UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

Service Corporation International
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-6402-1 (Commission File Number)	74-1488375 (I.R.S. Employer Identification Number)

1929 Allen Parkway Houston, Texas (Address of principal executive offices)	77019 (Zip code)

(713) 522-5141 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 10, 2013, Stewart Enterprises, Inc. (“Stewart”), announced an amendment to the terms of its previously announced consent solicitation (the “Consent Solicitation”) for a proposed waiver and a proposed amendment (the “Proposed Waiver and Amendment”) to the indenture, dated April 18, 2011, by and among Stewart, the guarantors (as named therein) and U.S. Bank National Association, as trustee.

The amendment to the Consent Solicitation provides that if the requisite consents for the Proposed Waiver and Amendment are received, and the other conditions to the payment of the consent fee described in Stewart’s Consent Solicitation Statement, dated June 6, 2013, as amended by Supplement No. 1 to the Consent Solicitation Statement, dated June 10, 2013, are satisfied, then Stewart will pay holders of the notes who deliver valid and unrevoked consents to the Proposed Waiver and Amendment on or prior to the expiration date of the consent solicitation, an aggregate cash payment equal to $2.50 per $1,000 principal amount of notes for which such consents are validly delivered and unrevoked, 50% of which will be payable promptly after the expiration date of the consent solicitation and the remaining 50% of which will be payable, if at all, promptly after the consummation of the acquisition of Stewart by SCI.  A copy of Supplement No. 1 to the Consent Solicitation Statement dated as of June 10, 2013 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K contains forward-looking statements, which involve a number of risks and uncertainties. Readers are cautioned that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving SCI and Stewart, including future financial and operating results, the combined company’s plans, objectives, synergies, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Stewart’s shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers. Additional factors that may affect future results are contained in SCI’s filings with the SEC, which are available at www.sci-corp.com.  SCI disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description

99.1	Supplement No. 1 to the Consent Solicitation Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 11, 2013

Service Corporation International

By:	/s/ Gregory T. Sangalis
	Name:	Gregory T. Sangalis
	Title:	Senior Vice President,
General Counsel and Secretary

EXHIBITS

Exhibit No.	Description

99.1	Supplement No. 1 to the Consent Solicitation Statement